Noble Corporation plc First Quarter 2023 Earnings Conference Call May 4th, 2023

Disclaimer Forward-Looking Statements This presentation and the conference call to which it pertains contains “forward-looking statements” about Noble Corporation plc’s (“Noble” or the “Company”) business, financial performance and position, contracts and prospects. Words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might,“ “on track,” "plan," "project," "should," "shall," “target,” and "will" and similar expressions are intended to be among the statements that identify forward-looking statements. Statements regarding strategic rationale, sustainability and innovation expectations, offshore macro supply and demand perspectives, cash taxes, free cash flow and Adjusted EBITDA potential and projections, return of capital policy, contract backlog, financial position, capital structure, fleet strategy and rig reactivation expectations, integration synergy realization and related costs to achieve, bidding activity, rig demand, contract commencements and durations, expectations and pressures regarding dayrates, impact of future regulations, fleet condition, capabilities or performance, industry fundamentals, shareholder value, 2023 financial guidance, capital expenditures expectations, capital allocation framework, as well as any other statements that are not historical facts in this release, are forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to risk, uncertainties and assumption surrounding the continued integration of Maersk Drilling, actions by regulatory authorities or other third parties, market conditions, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions, the future price of oil and gas and other factors detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. The Company disclaims any duty to update the information presented here. With respect to our capital allocation policy, distributions to shareholders are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be proposed or declared. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as income (loss) from continuing operations before income taxes; interest income and other, net; gain (loss) on extinguishment of debt, net; interest expense, net of amounts capitalized; loss on impairment; pre-petition charges; merger and integration costs; reorganization items, net; certain corporate legal matters; and depreciation and amortization expense. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as cash flow from operations minus capital expenditures; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. The Company defines Annualized Adjusted EBITDA in the fourth quarter of 2023 as the expected Adjusted EBITDA for the fourth quarter of 2023, multiplied by four. Additionally, due to the forward-looking nature of Adjusted EBITDA, management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable for-ward-looking GAAP financial measure without unreasonable effort. 2

Summary Strong start to 2023, with Q1 Adjusted EBITDA of $138M (despite further delays to Globetrotter I’s contract start in Mexico, now expected mid-May) $1.1B in new contracts during March-May CEA expansion in Guyana, Noble Valiant in the US GOM, Noble Discoverer in Colombia, Noble Tom Prosser in Malaysia 2023 Guidance Unchanged Global Refinancing successfully completed in April $600M of new 8.0% senior unsecured notes due 2030 and $550M revolver commitments maturing 2028 3

First Quarter Financial Highlights Adjusted EBITDA $138M $157M Capital expenditures $63M $65M Free cash flow ($126M) $106M Net debt $334M $197M Backlog $4.6B $3.9B Liquidity $736M $1.1B Adjusted EBITDA margin 1 23% 25% Leverage 0.6x 0.3x 4 Prior quarter figures for Q4 2022 shown below 1) Adjusted EBITDA margin defined as Adjusted EBITDA divided by Total Revenue

Current Backlog Stands at $4.6 Billion 900 600 0 300 1,200 1,500 785 1,264 20242023 2025 2026 2027 1,320 856 423 Floaters Jackups 72% 44% 22% 12%27% Percentage of available days committed1 Backlog ($M) and Contract Coverage 1) Committed days on total marketed fleet, excluding cold stacked rigs, per 5/3/23 fleet status 5

Deepwater Fleet Overview


2023
2024
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
DRILLSHIPS
Noble Tom Madden (7g dual BOP)
Noble Sam Croft (7g dual BOP)
Noble Don Taylor (7g dual BOP)
Noble Bob Douglas (7g dual BOP)
Noble Stanley Lafosse (7g dual BOP)
Noble Faye Kozack (7g dual BOP)
Noble Viking (7g)
Noble Valiant (7g dual BOP)
Noble Venturer (7g dual BOP)
Noble Voyager (7g dual BOP)
Noble Gerry de Souza (6g dual BOP)
Noble Globetrotter I (6g)
Noble Globetrotter II (6g)
Pacific Meltem (7g dual BOP) – cold stacked
Pacific Scirocco (6g) – cold stacked
SEMISUBMERSIBLES
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Firm contracts, excluding options, per 5/3/23 fleet status

Recent Highlights

- Tom Madden, Sam Croft, Don Taylor, and Bob Douglas: 6.3 years of total backlog added under the Commercial Enabling Agreement (CEA) with ExxonMobil in Guyana, expected to extend all four rigs from Q4 2025 to Q2 2027.
- Discoverer: one exploration well with Ecopetrol in Colombia scheduled for Q4.
- Valiant: Kosmos contract in Q3 reassigned to Valiant from Faye Kozak; next, contracted for one well in the US GOM with an undisclosed operator, expected to commence in October 2023.

NOBLE

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Jackup Fleet Overview 2023 2024 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 HARSH ENVIRONMENT Noble Reacher (CJ50) Noble Integrator (CJ70) Noble Resilient (CJ50) ULTRA HARSH ENVIRONMENT Noble Resolve (CJ50) Noble Mick O’Brien (JU-3000N) Noble Highlander (JU-2000E) Noble Interceptor (CJ70) Noble Resolute (CJ50) Noble Intrepid (CJ70) Noble Regina Allen (JU-3000N) Noble Invincible (CJ70) Noble Innovator (CJ70) Noble Tom Prosser (JU-3000N) Firm contracts, excluding options, per 5/3/23 fleet status Recent Highlights • Tom Prosser: two new contracts in Malaysia representing an estimated 650 total days.. 7

Financial Overview ($ millions) Quarter End 3/31/2023 Quarter End 12/31/2022 Revenue 610 623 Adjusted EBITDA 138 157 margin % 23% 25% Net Income 108 135 Diluted EPS 0.74 0.92 Cash flow from operations (63) 171 Cash paid for capital expenditures 63 65 Free cash flow (126) 106 Net debt 1 334 197 Leverage 2 0.6x 0.3x Liquidity 3 736 1,130 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) Pro forma 3/31/2023 liquidity includes $186 million cash and new $550 million revolving credit facility. Non-GAAP to GAAP reconciliations provided on page 10. 8

2023 Guidance (unchanged) Revenue 2,350 - 2,550 Adjusted EBITDA 725 - 825 Capital expenditures, net 325 - 365 $ millions 9

Appendix: Reconciliation to GAAP Measures 10